Exhibit 3.ss

UNITED STATES OF AMERICA,

STATE OF OHIO,

OFFICE OF SECRETARY OF STATE

I, Frank LaRose, Secretary of State of the State of Ohio, do hereby certify that the paper to which this is attached is a true and correct copy from the original record now in my official custody as Secretary of State.

Witness my hand and the seal of the Secretary of State at Columbus, Ohio this 12th day of July, A.D. 2022. Ohio Secretary of State

Validation Number: 202219303850

DATE	DOCUMENT ID	DESCRIPTION	FILING	EXPED	CERT	COPY
12/21/2020	202035202260	DOMESTIC FOR PROFIT LLC - ARTICLES OF ORG (LCP)	99.00	0.00	0.00	0.00

Receipt

This is not a bill. Please do not remit payment.

SINGERMAN, MILLS, DESBERG & KAUNTZ CO., L.P.A.
3333 RICHMOND ROAD, SUITE 370
BEACHWOOD, OH 44122

STATE OF OHIO
CERTIFICATE
Ohio Secretary of State, Frank LaRose

4587900

It is hereby certified that the Secretary of State of Ohio has custody of the business records for

SE INTERNATIONAL HOLDINGS LLC

and, that said business records show the filing and recording of:

Document(s)	Document No(s):
DOMESTIC FOR PROFIT LLC - ARTICLES OF ORG **Effective Date: 12/17/2020**	**202035202260**

Witness my hand and the seal of the Secretary of State at Columbus, Ohio this 21st day of December, A.D. 2020.

Ohio Secretary of State

Form 533A Prescribed by:

Frank LaRose
Ohio Secretary of State

Date Electronically Filed: 12/17/2020

Toll Free: 877.767.3453 | Central Ohio: 614.466.3910
OhioSoS.gov | business@OhioSoS.gov
File online or for more information: OhioBusinessCentral.gov

Articles of Organization for a Domestic Limited Liability Company

Filing Fee: $99

Form Must Be Typed

CHECK ONLY ONE (1) BOX

(1) ☒ Articles of Organization for Domestic For-Profit Limited Liability Company (115-LCA)

(2) ☐ Articles of Organization for Domestic Nonprofit Limited Liability Company (115-LCA)

Name of Limited Liability Company: SE INTERNATIONAL HOLDINGS LLC

(Name must include one of the following words or abbreviations: "limited liability company", "limited", "LLC", "L.L.C.", "ltd.", or "ltd".)

Optional: Effective Date (MM/DD/YYYY) 12/17/2020

(The legal existence of the corporation begins upon the filing of the articles or on a later date specified that is not more than ninety days after filing.)

Optional: This limited liability company shall exist for PERPETUAL
Period of Existence

Optional: Purpose

** **Note for Nonprofit LLCs**
The Secretary of State does not grant tax exempt status. Filing with our office is not sufficient to obtain state or federal tax exemptions. Contact the Ohio Department of Taxation and the Internal Revenue Service to ensure that the nonprofit limited liability company secures the proper state and federal tax exemptions. These agencies may require that a purpose clause be provided. **

533A Page 1 of 3 Last Revised: 06/2019

Original Appointment of Statutory Agent

The undersigned authorized member(s), manager(s) or representative(s) of

SE INTERNATIONAL HOLDINGS LLC

(Name of Limited Liability Company)

hereby appoint the following to be Statutory Agent upon whom any process, notice or demand required or permitted by statute to be served upon the corporation may be served. The complete address of the agent is:

SMDK AGENCY, INC.

(Name of Statutory Agent)

3333 RICHMOND ROAD, SUITE 370

(Mailing Address)

BEACHWOOD	OH	44122
(Mailing City)	(Mailing State)	(Mailing ZIP Code)

Acceptance of Appointment

The Undersigned, SMDK AGENCY, INC. (Name of Statutory Agent), named herein as the

Statutory agent for SE INTERNATIONAL HOLDINGS LLC (Name of Limited Liability Company)

hereby acknowledges and accepts the appointment of statutory agent for said limited liability company.

Statutory Agent Signature EDMUND G. KAUNTZ, VICE PRESIDENT

(Individual Agent's Signature / Signature on Behalf of Business Serving as Agent)

533A

Page 2 of 3

Last Revised: 06/2019

By signing and submitting this form to the Ohio Secretary of State, the undersigned hereby certifies that he or she has the requisite authority to execute this document.

Required

Articles and original appointment of agent must be signed by a member, manager or other representative.

If the authorized representative is an individual, then they must sign in the "signature" box and print his/her name in the "Print Name" box.

If the authorized representative is a business entity, not an individual, then please print the entity name in the "signature" box, an authorized representative of the business entity must sign in the "By" box and print his/her name and title/authority in the "Print Name" box.

EDMUND G. KAUNTZ, AUTHORIZED REPRESENTATIVE

Signature

By (if applicable)

Print Name

Signature

By (if applicable)

Print Name

Signature

By (if applicable)

Print Name

533A

Page 3 of 3

Last Revised: 06/2019

UNITED STATES OF AMERICA,

STATE OF OHIO,

OFFICE OF SECRETARY OF STATE

I, Frank LaRose, Secretary of State of the State of Ohio, do hereby certify that the paper to which this is attached is a true and correct copy from the original record now in my official custody as Secretary of State.

Witness my hand and the seal of the Secretary of State at Columbus, Ohio this 12th day of July, A.D. 2022. Ohio Secretary of State

Validation Number: 202219303850

DATE	DOCUMENT ID	DESCRIPTION	FILING	EXPED	PENALTY	CERT	COPY
05/25/2022	202214503830	SUBSEQUENT AGENT APPOINTMENT (LSA)	25.00				0

Receipt

This is not a bill. Please do not remit payment.

CT CORPORATION SYSTEM
4400 EASTON COMMONS WAY
SUITE 125
COLUMBUS, OH, 43219

STATE OF OHIO
CERTIFICATE

Ohio Secretary of State, Frank LaRose

4587900

It is hereby certified that the Secretary of State of Ohio has custody of the business records for

SE INTERNATIONAL HOLDINGS LLC

and, that said business records show the filing and recording of:

Document(s)	Document No(s):
SUBSEQUENT AGENT APPOINTMENT	**202214503830**

Effective Date: 05/25/2022

THE SEAL OF THE SECRETARY OF STATE OF OHIO

Witness my hand and the seal of the Secretary of State at Columbus, Ohio this 25th day of May, A.D. 2022.

Ohio Secretary of State

Form 521 Prescribed by:

Frank LaRose
Ohio Secretary of State

Date Electronically Filed: 5/25/2022

Toll Free: 877.767.3453 | Central Ohio: 614.466.3910

OhioSoS.gov | business@OhioSoS.gov

File online or for more information: OhioBusinessCentral.gov

Statutory Agent Update
Filing Fee: $25
Form Must Be Typed

(CHECK ONLY ONE(1) BOX)

(1) Subsequent Appointment of Agent	(2) Change of Address of an Agent	(3) Resignation of Agent
☐ Corp (165-AGS)	☐ Corp (145-AGA)	☐ Corp (155-AGR)
☐ LP (165-AGS)	☐ LP (145-AGA)	☐ LP (155-AGR)
☒ LLC (171-LSA)	☐ LLC (144-LAD)	☐ LLC (153-LAG)
		☐ Partnership (153-LAG)
☐ Business Trust (171-LSA)	☐ Business Trust (144-LAD)	☐ Business Trust (153-LAG)
☐ Real Estate Investment Trust (171-LSA)	☐ Real Estate Investment Trust (144-LAD)	☐ Real Estate Investment Trust (153-LAG)

Name of Entity: SE INTERNATIONAL HOLDINGS LLC

Charter, License or Registration No.: 4587900

Name of Current Agent: SMDK AGENCY, INC.

Complete the information in this section if box (1) is checked

Name and Address of New Agent

C T CORPORATION SYSTEM
Name of Agent

4400 EASTON CMNS WAY STE 125
Mailing Address

City	State	ZIP Code
COLUMBUS	OH	43219

Form 521 Page 1 of 3 Last Revised: 01/2022

Complete the information in this section if box (1) is checked and business is an Ohio entity or Foreign LLC

ACCEPTANCE OF APPOINTMENT FOR DOMESTIC ENTITY'S AGENT

The Undersigned, C T CORPORATION SYSTEM (Name of Agent), named herein as the statutory agent for SE INTERNATIONAL HOLDINGS LLC (Name of Business Entity), hereby acknowledges and accepts the appointment of statutory agent for said entity.

Signature: KAITY TOON, ASSISTANT SECRETARY

Individual Agent's Signature/Signature on behalf of Business Serving as Agent

Complete the information in this section if box (2) is checked

New Address of Agent

Mailing Address	
City	
State	OH
ZIP Code	

Complete the information in this section if box (3) is checked

The agent of record for the entity identified on page 1 resigns as statutory agent.

Current or last known address of the entity's principal office where a copy of this Resignation of Agent was sent as of the date of filing or prior to the date filed.

Mailing Address	
City	
State	
Zip Code	

Form 521 Page 2 of 3 Last Revised: 01/2022

By signing and submitting this form to the Ohio Secretary of State, the undersigned hereby certifies that he or she has the requisite authority to execute this document.

Required

Agent update must be signed by an authorized representative (see instructions for specific information).

If authorized representative is an individual, then they must sign in the "signature" box and print their name in the "Print Name" box.

If authorized representative is a business entity, not an individual, then please print the business name in the "signature" box, an authorized representative of the business entity must sign in the "By" box and print their name in the "Print Name" box.

SARA WHITEHEAD

Signature

ASSISTANT SECRETARY OF SE INTERNATIONAL HOLDINGS LLC

By (if applicable)

Print Name

Signature

By (if applicable)

Print Name

Form 521 Page 3 of 3 Last Revised: 01/2022